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FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2010

Presidential Life Corporation (Exact name of registrant as specified in its charter)

Delaware	0-5486	13-2652144
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

69 Lydecker Street, Nyack, New York	10960
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (845) 358-23000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On July 19, 2010, the Company issued a press release regarding Herbert Kurz’s preliminary proxy statement filing.

A copy of the press release is attached hereto as exhibit 99.1 and is incorporated by reference into this Item 8.01. A copy of the letter from the State of New York Insurance Department referenced and linked to in the press release is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits:

99.1	Press release, issued by Presidential Life Corporation on July 19, 2010.

99.2	Letter from State of New York Insurance Department.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESIDENTIAL LIFE CORPORATION

Date: July 19, 2010	By:	/s/Donald L. Barnes
		Name:	Donald L. Barnes
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit

99.1	Press release, issued by Presidential Life Corporation on July 19, 2010.

99.2	Letter from State of New York Insurance Department.